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                                                                                             EXHIBIT(B) 5(C)

                                                                                             Annuities Service Center
                                                                                             Insurance Licensed
                                                                                             Registered Representative
                                                                                             1-800-513-0805
                                                                                             Fax 1-800-576-1217
                                                                                             www.prudentialannuities.com
[LOGO OF PRUDENTIAL]
                                                                                             Regular Mail Delivery
Prudential                                                                                   Annuities Service Center
PREMIER(R) RETIREMENT                                                                        P.O. Box 7960
Variable Annuity Application Form                                                            Philadelphia, PA 19176

Annuities are issued by Pruco Life Insurance Company of New Jersey                           Overnight Service, Certified or
                                                                                             Registered Mail Delivery
                                                                                             Prudential Annuities Service Center
                                                                                             2101 Welsh Road
                                                                                             Dresher, PA 19025

PRODUCT SELECTION       [__________] ADVISOR VARIABLE ANNUITY (This application must be accompanied by the appropriate completed advisory paperwork signed by both the Registered Investment Advisor and the Owner.)

SECTION 1 OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP

[_] Individual   [_] Custodian   [_] UTMA/UGMA   [_] Trust*   [_] C Corporation*   [_] S Corporation*
[_] Other*   |_____________________________________|

*    If the Owner is a Trust,  Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

  Name (First, Middle, Last, or Trust/Entity)         [_] Male [_] Female     Birth Date (Mo - Day - Yr)      SSN/TIN
|_________________________________________________________________________| |______-___-_________________| |___________________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |_________________| |_________________|

Telephone Number |_____________________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

C. CO-OWNER - NOT AVAILABLE FOR ENTITY-OWNED ANNUITIES OR QUALIFIED ANNUITIES.

[_] Check here to designate the Co-Owners as each other's Primary Beneficiary.

  Name (First, Middle, Last)                          [_] Male [_] Female     Birth Date (Mo - Day - Yr)      SSN/TIN
|__________________________________________________________________________| |______-___-________________| |____________________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

Telephone Number |______________________________________|         Relationship to Owner |______________________________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |_____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |_______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

                                                                                                                       (Continued)

P-RIAVAA(7/12)NY                                                                                     ORD 202827 NY  | page 1 of 7
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SECTION 1 OWNERSHIP INFORMATION (CONTINUED)

D. ANNUITANT - COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.

  Name (First, Middle, Last)                          [_] Male [_] Female     Birth Date (Mo - Day - Yr)      SSN/TIN
|__________________________________________________________________________| |______-___-________________| |____________________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

Telephone Number |_____________________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

SECTION 2 BENEFICIARY INFORMATION

..    For Custodial IRA contracts, the Custodian must be listed as the Beneficiary.

..    For Qualified contracts (Profit Sharing Plan, 401(k), etc.) other than an IRA or SEP-IRA, the Plan must be listed as the Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other's Primary
Beneficiary, then only Contingent Beneficiaries may be designated below.
________________________________________________________________________________________________________________________________

Name (First, Middle, Last)                 [_] Male [_] Female                        Birth Date (Mo - Day - Yr)
|__________________________________________________________________________________| |______-___-______________________________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

[_] Primary      [_] Contingent   Telephone Number |________________________________|  SSN/TIN  |_______________________________|

Relationship   |_____________________________________________________|       Percentage |_______________|%
________________________________________________________________________________________________________________________________

Name (First, Middle, Last)                 [_] Male [_] Female                        Birth Date (Mo - Day - Yr)
|__________________________________________________________________________________| |______-___-______________________________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

[_] Primary      [_] Contingent   Telephone Number |________________________________|  SSN/TIN  |_______________________________|

Relationship   |_____________________________________________________|       Percentage |_______________|%
________________________________________________________________________________
________________________________________________

Name (First, Middle, Last)                 [_] Male [_] Female                        Birth Date (Mo - Day - Yr)
|__________________________________________________________________________________| |______-___-______________________________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

[_] Primary      [_] Contingent   Telephone Number |________________________________|  SSN/TIN  |_______________________________|

Relationship   |_____________________________________________________|       Percentage      |_______________|%

SECTION 3 ANNUITY INFORMATION

A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

1. DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [_] YES [_] NO

2. WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?

[_] YES [_] NO  If yes, complete and submit the required Regulation 60 paperwork.

  Company Name                                   Policy or Annuity Number                   Year Issued
|____________________________________________| |________________________________________| |____________________________________|

Use Section 6 of this Application to specify additional coverage.                                                     (Continued)

P-RIAVAA(7/12)NY                                                                                     ORD 202827 NY | page 2 of 7
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SECTION 3 ANNUITY INFORMATION (CONTINUED)

B. TYPE OF CONTRACT TO BE ISSUED

[_] Non-Qualified   [_] SEP-IRA*   [_] Roth 401(k)*(Plan Year) |__________|   [_] 457(b)*(gov't. entity)

[_] 401*(Plan Year) |__________|   [_] IRA   [_] Roth IRA   [_] 403(b)*   [_] 457(b)*(501(c) tax-exempt)

[_] Other |_________________________________________|

*    The following information is required if the contract being requested is an employer plan.

  Employer Plan No. (if available)                              Employer Plan Phone No.
|___________________________________________________________| |________________________________________________________________|

  Employer Plan Name                                            Employer Plan Contact Name
|___________________________________________________________| |________________________________________________________________|

  Street Address                                        City                              State                ZIP
|___________________________________________________| |_______________________________| |_________________| |__________________|

C. PURCHASE PAYMENTS

MAKE ALL CHECKS PAYABLE TO PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY. Purchase Payment amounts may be restricted by Pruco Life
Insurance Company of New Jersey; please see your prospectus for details.
_________________________________________________________________________________________________________________________________

SOURCE OF FUNDS

[_] Non-Qualified   [_] SEP-IRA   [_] 403(b)   [_] Traditional IRA   [_] 401(a)   [_] Roth IRA   [_] 401(k)

[_] Other |________________________________________________|
_________________________________________________________________________________________________________________________________

QUALIFIED CONTRACT PAYMENT TYPE                                        NON-QUALIFIED CONTRACT PAYMENT TYPE

Indicate type of initial estimated payment(s).                         Indicate type of initial estimated payment(s).

[_] Transfer...........  $ [____________]                              [_] 1035 Exchange..................  $ [____________]
[_] Rollover...........  $ [____________]                              [_] Amount Enclosed................  $ [____________]
[_] Direct Rollover....  $ [____________]                              [_] CD Transfer or Mutual Fund
[_] IRA / Roth IRA                                                         Redemption.....................  $ [____________]
    Contribution.......  $ [____________] for tax year [____________]

If no year is indicated, contribution defaults to current tax year.

D. OPTIONAL BENEFITS (ONLY ONE MAY BE CHOSEN)

IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY APPLY. PLEASE SEE THE PROSPECTUS FOR FULL DETAILS.

[_] Highest Daily Lifetime(R) Income 2.0
[_] Spousal Highest Daily Lifetime(R) Income 2.0

[_] Highest Daily Lifetime(R) Income 2.0 with Highest Annual Death Benefit
[_] Spousal Highest Daily Lifetime(R) Income 2.0 with Highest Annual Death Benefit

SECTION 4 NOTICES & DISCLAIMERS

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

P-RIAVAA(7/12)NY                                                                                     ORD 202827 NY | page 3 of 7
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SECTION 5 INVESTMENT SELECTION

INVESTMENT ALLOCATIONS

>    IF YOU ARE ELECTING AN OPTIONAL BENEFIT IN SECTION 3D, you must choose from the Asset Allocation Portfolios listed in BOX 1:
     Indicate the percent of your investment for each Asset Allocation Portfolio. Allocations made among these portfolios must total 100%.

>    IF YOU ARE NOT ELECTING AN OPTIONAL BENEFIT, you may allocate among any of the portfolios listed in BOXES 1, 2, 3 or 4 in any percentage combination totaling 100%.

INVESTMENTS SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

BOX 1 | ASSET ALLOCATION PORTFOLIOS %

TRADITIONAL                              TACTICAL                                    ALTERNATIVE
[_] AST Balanced Asset Allocation        [_] AST CLS Moderate Asset Allocation       [_] AST Academic Strategies Asset Allocation
[_] AST Capital Growth Asset Allocation  [_] AST J.P. Morgan Global Thematic         [_] AST Advanced Strategies
[_] AST FI Pyramis(R) Asset Allocation   [_] AST Horizon Moderate Asset Allocation   [_] AST BlackRock Global Strategies
[_] AST Franklin Templeton Founding      [_] AST Schroders Global Tactical           [_] AST J.P. Morgan Strategic Opportunities
    Funds Allocation                                                                 [_] AST Schroders Multi-Asset World Strategies
[_] AST New Discovery Asset Allocation   QUANTITATIVE                                [_] AST Wellington Management Hedged Equity
[_] AST Preservation Asset Allocation    [_] AST First Trust Balanced Target
[_] AST T. Rowe Price Asset Allocation   [_] AST First Trust Capital Appreciation
                                            Target
                                                                                     BOX 1 TOTAL [_____]%
BOX 2 | BOND PORTFOLIOS %

[_] AST Lord Abbett Core Fixed Income    [_] AST Prudential Core Bond
[_] AST Neuberger Berman Core Bond       [_] AST Western Asset Core Plus Bond
[_] AST PIMCO Total Return Bond                                                      BOX 2 TOTAL [_____]%

BOX 3 | ADDITIONAL PORTFOLIOS %

LARGE-CAP GROWTH                         MID-CAP GROWTH                              SMALL-CAP VALUE
[_] AST Goldman Sachs Concentrated       [_] AST Goldman Sachs Mid-Cap Growth        [_] AST Goldman Sachs Small-Cap Value
    Growth                               [_] AST Neuberger Berman Mid-Cap            [_] AST Small-Cap Value
[_] AST Jennison Large-Cap Growth            Growth                                  INTERNATIONAL EQUITY
[_] AST Marsico Capital Growth           MID-CAP VALUE                               [_] AST International Growth
[_] AST MFS Growth                       [_] AST Mid-Cap Value                       [_] AST International Value
[_] AST T. Rowe Price Large-Cap Growth   [_] AST Neuberger Berman / LSV              [_] AST JP Morgan International Equity
LARGE-CAP BLEND                              Mid-Cap Value                           [_] AST MFS Global Equity
[_] AST QMA US Equity Alpha              FIXED INCOME                                [_] AST Parametric Emerging Markets
LARGE-CAP VALUE                          [_] AST High Yield                              Equity
[_] AST BlackRock Value                  [_] AST Money Market                        SPECIALTY PORTFOLIO
[_] AST Goldman Sachs Large-Cap Value    [_] AST PIMCO Limited Maturity Bond         [_] AST Cohen & Steers Realty
[_] AST Jennison Large-Cap Value         [_] AST T. Rowe Price Global Bond           [_] AST Global Real Estate
[_] AST Large-Cap Value                  [_] AST Western Asset Emerging Markets      [_] AST Quantitative Modeling *
[_] AST MFS Large-Cap Value                  Debt                                    [_] AST T. Rowe Price Natural Resources
[_] AST T. Rowe Price Equity Income      SMALL-CAP GROWTH
                                         [_] AST Federated Aggressive Growth         * Not available with any optional benefit
                                         [_] AST Small-Cap Growth
                                                                                     BOX 3 TOTAL [_____]%

                                                                                                                       (Continued)

P-RIAVAA(7/12)NY                                                                                   ORD 202827 NY    | page 4 of 7
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SECTION 5 INVESTMENT SELECTION (CONTINUED)

INVESTMENT ALLOCATIONS

BOX 4 | PROFUND PORTFOLIOS %

LARGE-CAP GROWTH                     SPECIALTY PORTFOLIO
[_] ProFund VP Large-Cap Growth      [_] ProFund VP Consumer Goods
LARGE-CAP VALUE                      [_] ProFund VP Consumer Services
[_] ProFund VP Large-Cap Value       [_] ProFund VP Financials
MID-CAP GROWTH                       [_] ProFund VP Health Care
[_] ProFund VP Mid-Cap Growth        [_] ProFund VP Industrials
MID-CAP VALUE                        [_] ProFund VP Real Estate
[_] ProFund VP Mid-Cap Value         [_] ProFund VP Telecommunications
SMALL-CAP GROWTH                     [_] ProFund VP Utilities
[_] ProFund VP Small-Cap Growth
SMALL-CAP VALUE
[_] ProFund VP Small-Cap Value
                                                                                     BOX 4 TOTAL [_____]%

                                                                         CUMULATIVE (TOTAL 100%) [_____]%

SECTION 6 E-DOCUMENTS

By providing my e-mail address below, and my signature in Section 8 of this application, I consent to receive and accept documents electronically during the duration of my variable annuity contract. These documents include, but are not limited to: account statements, confirmations, privacy notices, tax documents, prospectuses and prospectus supplements, annual and semi-annual reports, proxy statements, and correspondence. This consent will continue unless and until I revoke my consent by notifying
Prudential at which time I will begin receiving paper documents by mail. I understand that e-mail notifications will be sent to me, indicating that documents are available, and will include instructions on how to quickly and easily access the documents by going to Prudential's website.

Certain types of correspondence may still be delivered to you by paper mail. Registration on Prudential's website is required for electronic delivery. There are no fees charged by Prudential for the e-Documents service or for paper documents. You must have a computer with Internet access, an active e-mail account, and Adobe Acrobat Reader to view your documents electronically. You can download Adobe Acrobat at no charge. See your Internet Service Provider for any other access fees that may apply.

E-mail Address |_______________________________________________________________________________________________________________|

SECTION 7 ADDITIONAL INFORMATION

IF NEEDED FOR:          . Special Instructions     . Beneficiaries     . Contingent Annuitant (for custodial business only)
                        . Annuity Replacement      . Entity Authorized Individuals

|________________________________________________________________________________________________________________________________|

|________________________________________________________________________________________________________________________________|

|________________________________________________________________________________________________________________________________|

|________________________________________________________________________________________________________________________________|

|________________________________________________________________________________________________________________________________|

P-RIAVAA(7/12)NY                                                                                       ORD 202827 NY | page 5 of 7
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
SECTION 8 OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

    .    I represent that the Annuity for which I am applying is not being purchased for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to its termination; and

    .    I acknowledge that the Annuity for which I am applying may not be traded on any stock exchange or secondary market; and

    .    I represent that I am not being compensated in any way for the purchase of the Annuity for which I am applying; and

    .    I understand that if I have purchased another Non-Qualified Annuity from Pruco Life Insurance Company of New Jersey or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

    .    This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs;
         and

    .    I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount; and

    .    I represent to the best of my knowledge and belief that the statements made in this application are true and complete; and

    .    I acknowledge that I have received a current prospectus for this annuity.

Note: For Trusts, Corporations or other Entity-owned Applications: This application must be accompanied by a completed Certificate of Entity Ownership Form.

BY SIGNING BELOW AND HAVING ENTERED AN E-MAIL ADDRESS IN SECTION 6, E-DOCUMENTS, I AM PROVIDING MY INFORMED CONSENT TO RECEIVE
STANDARD REGULATORY DOCUMENTS AND OTHER DOCUMENTS LISTED IN SECTION 6 BY ELECTRONIC DELIVERY.

REQUIRED         State where signed   |_______________________________________________|

                 (IF APPLICATION IS SIGNED IN A STATE OTHER THAN THE OWNER'S STATE OF RESIDENCE, A CONTRACT SITUS FORM MAY BE
                 REQUIRED.)

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN.
I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[_] I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.

SIGN HERE        |_______________________________________________________________|   |___________________-______-__________________|
                   Owner Signature                                                               Month     Day      Year

TITLE (IF ANY)   |_______________________________________________________________|
                   If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.

SIGN HERE        |_______________________________________________________________|   |___________________-______-__________________|
                   Co-Owner Signature                                                            Month     Day      Year

SIGN HERE        |_______________________________________________________________|   |___________________-______-__________________|
                   Annuitant Signature (if different from Owner)                                  Month     Day      Year

P-RIAVAA(7/12)NY                                                                                         ORD 202827 NY | page 6 of 7
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
SECTION 9 INSURANCE LICENSED REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. INSURANCE LICENSED REGISTERED REPRESENTATIVE                                                                Percentage

  Name (First, Middle, Last)
                                                                                                                                   %
|__________________________________________________________________________________________________________| |_____________________|

  ID Number                                  Telephone Number                            E-mail
|__________________________________________|___________________________________________|__________________________________________|

  Name (First, Middle, Last)                                                                                  Percentage
                                                                                                                                   %
|__________________________________________________________________________________________________________| |_____________________|

  ID Number                                  Telephone Number                             E-mail

|__________________________________________|___________________________________________|__________________________________________|

B. BROKER/DEALER

Name

|_________________________________________________________________________________________________________________________________|

C. REQUIRED QUESTIONS

1. Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?
   [_] Yes [_] No

2. Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?
   [_] Yes [_] No If yes, complete and submit the required Regulation 60 paperwork.

INSURANCE LICENSED REGISTERED REPRESENTATIVE STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life Insurance Company of New Jersey approved sales material.

I CERTIFY THAT I HAVE TRULY AND ACCURATELY RECORDED ON THIS APPLICATION THE INFORMATION PROVIDED BY THE APPLICANT. I ACKNOWLEDGE
THAT PRUCO LIFE WILL RELY ON THIS STATEMENT.

SIGN HERE        |_______________________________________________________________|   |___________________-______-__________________|
                   Insurance Licensed Registered Representative Signature                         Month     Day      Year

SIGN HERE        |_______________________________________________________________|   |___________________-______-__________________|
                   Insurance Licensed Registered Representative Signature                         Month     Day      Year

FOR BROKER/DEALER USE ONLY         |____________________________|   |__________________________________________________________|
                                     Networking No.                   Annuity No. (If established)

P-RIAVAA(7/12)NY                                                                                         ORD 202827 NY | page 7 of 7
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DEFINITIONS AND DISCLOSURES

You are advised to consult the prospectus or annuity for            IRS CODE 501
explanations of any of the terms used, or contact Pruco Life
with any questions.                                                 Section of the Internal Revenue Code that generally exempts certain corporations and trusts from Federal income tax. This
ANNUITY COMMENCEMENT DATE                                           exemption covers charitable organizations.

The Annuity Date will be the first day of the month following       OWNER OF ANNUITY
the 95th birthday of the oldest of any Owner, Co-Owner or
Primary Annuitant. If you would like to elect an earlier            The term "Owner" may be referred to as "Participant" in your
Annuity Date, you may do so once the contract is issued by          annuity. In these forms, for simplicity, the Participant is
completing an Annuity Change Form.                                  referred to as Owner.

BENEFICIARIES                                                       TAX REPORTING AND WITHHOLDING STATEMENT

.. The Owner reserves the right to change the Beneficiary unless     There may be tax implications as a result of certain cash
  the Owner notifies Pruco Life in writing that the Beneficiary     distributions, including systematic withdrawals, and the
  designation is irrevocable.                                       request(s) (including tax reporting and withholding) cannot be reversed once processed.
.. If an Attorney-in-Fact signs the enrollment, the Attorney-in
  -Fact may only be designated as a Beneficiary if the Power-of     Federal and some state laws require that Pruco Life withhold
  -Attorney instrument and the relevant state law permit it.        income tax from certain cash distributions, unless the
                                                                    recipient requests that we not withhold. You may not opt out of
DEATH BENEFIT                                                       withholding unless you have provided Pruco Life with a U.S.
                                                                    residence address and a Social Security Number/ Taxpayer
Death benefit proceeds are payable in equal shares to the           Identification Number.
surviving Beneficiaries in the appropriate Beneficiary class
unless you request otherwise.                                       If you request a distribution that is subject to withholding and do not inform us in writing NOT to withhold Federal Income
The death benefit under Pruco Life becomes payable to the           Tax before the date payment must be made, the legal
designated Beneficiary upon first death of any Owner. For           requirements are for us to withhold tax from such payment.
Entity-Owned Annuities, the death benefit is paid upon the
death of the Annuitant unless a Contingent Annuitant has been       If you elect not to have tax withheld from a distribution or if
named.                                                              the amount of Federal Income Tax withheld is insufficient, you may be responsible for payment of estimated tax. You may incur
You should be aware that currently, federal law does not            penalties under the estimated tax rules if your withholding
recognize same sex civil union partners, domestic partners or       estimated tax payments are not sufficient. For this purpose you
same sex spouses as spouses under federal law. Therefore, we        may wish to consult with your tax advisor.
cannot permit a same-sex civil union partner, domestic partner
or spouse to continue the annuity within the meaning of the tax     Some states have enacted State tax withholding. Generally,
law upon the death of the first partner under the annuity's         however, an election out of Federal withholding is an election
"spousal continuance" provision. Same sex spouses are encouraged    out of State withholding.
to consult a tax advisor prior to purchasing this annuity.
                                                                    SITUS RULES
TRANSACTION CONFIRMATIONS
                                                                    Contracts solicited, signed and issued outside of the client's
We may confirm regularly scheduled transactions, including, but     resident state require that a fully completed Situs Form be
not limited to, the Annual Maintenance Fee, electronic fund         submitted with the application. In the event that the financial
transfer, Systematic Withdrawal/ Required Minimum Distribution      professional is licensed in both the client's resident state
/72(t) / 72(q) programs, auto rebalancing, and Dollar Cost          and the state of solicitation, and where the Situs Form
Averaging in quarterly statements instead of confirming those       criteria is not applicable, the annuity may be issued in the
transactions immediately.                                           client's resident state. The Additional Information Section of the application should be noted to reflect that the contract
E-DOCUMENTS                                                         should be issued in the client's resident state and not the state of signing.
If the e-Documents service is elected, the Owner(s) will not
receive paper documents, unless paper documents are specifically    Please note that all state specific requirements apply to the
requested. You must include the e-mail address of the Owner(s)      state in which the contract is being issued.
who will be notified by e-mail when documents are available for
viewing on the Prudential Web site. You may update your             We may apply certain limitations, restrictions, and/or
subscription information, change your e-mail address, and revoke    standards as a condition of our issuance of an Annuity and/or
consent or obtain a paper copy of any document by contacting        acceptance of Purchase Payments.
ANNUITIES SERVICE CENTER at 1-800-513-0805 or by e-mail at
SERVICE@PRUDENTIAL.COM. The availability of certain e-Documents     We have the right to reject this application.
may be subject to change. Pruco Life will notify you regarding
changes to the types of documents offered electronically            Prudential Annuities, Prudential, the Prudential logo and the
for viewing.                                                        Rock symbol are service marks of Prudential Financial, Inc. and its related entities.
Consent will be withdrawn upon due proof of your death, if all of your contracts are fully surrendered or when you notify us that you are revoking your consent to e-Documents service.

INVESTMENT SELECTION

Pyramis is a registered service mark of FMR LLC. Used under license.
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